Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated June 15, 2021
to the
CrossingBridge Low Duration High Yield Fund (the “Fund”),
a series of Trust for Professional Managers
for the Prospectus and Statement of Additional Information (“SAI”)
dated January 28, 2021
______________________________________________________________________
This supplement makes the following amendments to disclosures in the Fund’s Prospectus and SAI dated January 28, 2021:

Prospectus

The first paragraph in the section entitled “Distributions and Taxes - Distributions” in the Prospectus is hereby amended as follows:

The Fund will distribute any net investment income monthly and any net realized capital gains at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable during the year.

SAI

On May 25, 2021, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Jonas B. Siegel from his role as a Trustee of the Board. In connection with Mr. Siegel’s retirement, all references and information relating to Mr. Siegel in the Fund’s SAI are hereby removed.

The section entitled “Management of the Fund – Portfolio Managers” in the SAI is hereby amended to include the following:

Conflicts of Interest Relating to Accounts Investing in the same Portfolio Company

Conflicts may arise in cases where different CrossingBridge clients as well as affiliate clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more CrossingBridge clients as well as affiliate clients may own private securities of an issuer and other CrossingBridge clients as well as affiliate clients may own public securities of the same issuer. For example, a CrossingBridge client or an affiliate client may acquire a loan assignment or fixed income security of a particular borrower in which one or more CrossingBridge clients or affiliate clients have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments, CrossingBridge may find that the interests of some clients may conflict with the interests of other CrossingBridge clients or affiliate clients. If an issuer in which a CrossingBridge client and one or more other CrossingBridge client as well as affiliate clients hold different classes of securities (or other assets, instruments, obligations issued by such issuer) encounters financial problems, decisions over the terms of any workout may raise conflicts of interest (including conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create or retain value for the equity holders. Further, investing in different parts of the capital structure may also result in a conflict between clients with regards to corporate events and proxy voting. CrossingBridge clients that invest in different rankings within the capital structure may have different economic outcomes than originally expected.

CrossingBridge has adopted policies and procedures intended to prevent and mitigate such potential conflicts of interest. This includes, but is not limited to, the review of transactions by CrossingBridge’s compliance department. While CrossingBridge will attempt to resolve such matters fairly, Fund shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund or Fund shareholders’ interests.

Please retain this supplement with your Prospectus and SAI

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